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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 17, 2001




                       APPLIED MICRO CIRCUITS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

      000-23193                                           94-2586591
(Commission File Number)                       (IRS Employer Identification No.)



                               6290 Sequence Drive
                           San Diego, California 92121
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (858) 450-9333





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Item 5.  Other Events.

         On September 17, 2001, Applied Micro Circuits Corporation ("AMCC") issued a press release announcing a stock repurchase program of up to $200 million over the next 12 months (the "Stock Repurchase Program"). AMCC hereby incorporates by reference the contents of the press release announcing the Stock Repurchase Program filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

               99.1 Press Release dated September 17, 2001, announcing the Stock Repurchase Program.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Applied Micro Circuits Corporation

Date:  September 17, 2001        By: /s/ William E. Bendush
                                     -------------------------------------------
                                     William E. Bendush
                                     Senior Vice President, Finance and
                                     Administration, and Chief Financial Officer

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                                INDEX TO EXHIBITS

     99.1 Press Release dated September 17, 2001, announcing the Stock Repurchase Program.